Item 30. Exhibit (g) i. a. 11.

___________________________________________________________________________

NOTE: certain information enclosed within brackets

has been excluded from this exhibit because it is

both (i) not material and (ii) would likely cause

competitive harm to the registrant if publicly disclosed.

___________________________________________________________________________

AMENDMENT No. [_____] to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

Effective April 1, 2005

(the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

C.M. LIFE INSURANCE COMPANY and

MML BAY STATE LIFE INSURANCE COMPANY

(the “Ceding Company”)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(the “Reinsurer”)

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider (GVUL)

TAI Codes: [_____]

Reinsurer Treaty ID #[_____]

Effective January 1, 2021 (the “Amendment Effective Date”), the Ceding Company’s retention is [_____] for the Agreements listed in Exhibit I: Reinsurer’s Assigned Pool Percentages hereto. The Ceding Company’s coverage with another reinsurer terminated effective December 31, 2020 and the Ceding Company shall retain that share previously ceded. There is no change to the Reinsurer Percentage.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	DocuSigned by Chad Madore [___]	Date:	10/13/2021
Chad Madore
Head of Reinsurance Development

MML BAY STATE LIFE INSURANCE COMPANY

By:	DocuSigned by Chad Madore [___]	Date:	10/13/2021
Chad Madore
Head of Reinsurance Development

C.M. LIFE INSURANCE COMPANY

By:	DocuSigned by Chad Madore [___]	Date:	10/13/2021
Chad Madore
Head of Reinsurance Development

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

By:	DocuSigned by Steven Najjar [___]	Date:	10/12/21
Steven Najjar
Executive Vice President & General Counsel

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

By:	DocuSigned by Suzanne Downey [___]	Date:	10/13/2021
Suzanne Downey Vice President

EXHIBIT I: Reinsurer’s Assigned Pool Percentages

Hannover Life Reassurance Company of America

Effective 1/1/2021

[_____] BUSINESS ONLY	Policy Period [___]		Policy Period [___]
Group/ Location	Ceding Company Retention Percentage Ages [___]; Ages [___]	Reinsurer Percentage NAR At this/each location	Ceding Company Retention Percentage Ages [___]; Ages [___]	Reinsurer Percentage NAR At this/each location	Cession Code
[rows deleted]

[_____] BUSINESS ONLY	Policy Period [___]
Group/ Location	Ceding Company Retention Percentage Ages [___]; Ages [___]	Reinsurer Percentage NAR At this/each location	Cession Code
[rows deleted]

EXHIBIT I: Reinsurer’s Assigned Pool Percentages (Continued)

Hannover Life Reassurance Company of America Effective 1/1/2021

[_____] BUSINESS ONLY All Business 4/1/05 and later
Group/ Location	Policy Period [___]	Ceding Company Retention Percentage Ages [___]; Ages [___]	Reinsurer Percentage NAR At this/each location	Cession Code
[___]	4/1/08 – 6/30/08	[___]	[___]	[___]
[___]	7/1/08 – 3/31/09	[___]	[___]	[___]
[___]	4/1/08 – 6/30/08	[___]	[___]	[___]
[___]	7/1/08 – 3/31/09	[___]	[___]	[___]
[___]	4/1/08 – 3/31/09	[___]	[___]	[___]
[___]	4/1/08 – 6/30/08	[___]	[___]	[___]
[___]	7/1/08 – 3/31/09	[___]	[___]	[___]
[___]	4/1/08 – 6/30/08	[___]	[___]	[___]
[___]	7/1/08 – 3/31/09	[___]	[___]	[___]

[_____] Business Only	Policy Period [___]	Ceding Company Retention Percentage Ages [___]; Ages [___]	Reinsurer Percentage NAR At this/each location	Cession Code
New Business Only [___]	4/1/05 – 8/26/09	[___]	[___]	[___]
New Business Only [___]	8/27/09 – 3/31/12	[___]	[___]	[___]
New Business Only [___]	4/1/2012 – 4/20/2013	[___]	[___]	[___]
New Business Only [___]	4/1/2005 – 4/20/2013	[___]	[___]	[___]

EXHIBIT I: Reinsurer’s Assigned Pool Percentages (Continued)

Hannover Life Reassurance Company of America Effective 1/1/2021

SPECIFIC GROUP POLICIES

[_____] Business Only	Certificate Issue Dates	Reinsurer Percentage Effective Date	Ceding Company Retention Percentage	Reinsurer Percentage NAR at this/each location	Cession Code
[___]	4/1/2005 – 12/31/07	[___]	[___]	[___]	[___]
[___]	1/1/2008 – 8/26/2009	[___]	[___]	[___]	[___]
[___]	8/27/2009 – 3/31/2012	[___]	[___]	[___]	[___]
[___]	4/1/2012 – 4/20/2013	[___]	[___]	[___]	[___]
[___]	4/1/2005 – 8/26/2009	[___]	[___]	[___]	[___]
[___]	8/27/2009 – 4/20/2013	[___]	[___]	[___]	[___]
[___]	4/1/2005 – 8/26/2009	[___]	[___]	[___]	[___]
[___]	8/27/2009 – 3/31/2012	[___]	[___]	[___]	[___]
[___]	4/1/2012 – 4/20/2013	[___]	[___]	[___]	[___]
[___]	4/1/2005 – 8/26/2009	[___]	[___]	[___]	[___]
[___]	8/27/2009 – 4/20/2013	[___]	[___]	[___]	[___]
[___]	1/1/2006 – 8/26/2009	[___]	[___]	[___]	[___]
[___]	8/27/2009 – 3/31/2012	[___]	[___]	[___]	[___]
[___]	4/1/2012 – 4/20/2013	[___]	[___]	[___]	[___]
[___]	1/1/2006 – 8/26/2009	[___]	[___]	[___]	[___]
[___]	8/27/2009 – 4/20/2013	[___]	[___]	[___]	[___]
[___]	2/1/2006 – 8/26/2009	[___]	[___]	[___]	[___]
[___]	8/27/2009 – 3/31/2012	[___]	[___]	[___]	[___]
[___]	4/1/2012 – 4/20/2013	[___]	[___]	[___]	[___]
[___]	2/1/2006 – 8/26/2009	[___]	[___]	[___]	[___]
[___]	8/27/2009 – 4/20/2013	[___]	[___]	[___]	[___]
[___]	1/1/2009 – 8/26/2009	[___]	[___]	[___]	[___]
[___]	8/27/2009 – 3/31/2012	[___]	[___]	[___]	[___]
[___]	4/1/2012 – 4/20/2013	[___]	[___]	[___]	[___]